EDGAR  EXHIBIT  10
REFERENCE  N-1A  EXHIBIT  (J)



                       CONSENT  OF  INDEPENDENT  ACCOUNTANTS



WE CONSENT TO THE INCLUSION IN THIS PRE-EFFECTIVE AMENDMENT NO. 2 UNDER THE SECURITIES ACT OF 1933 AND AMENDMENT NO. 2 UNDER THE INVESTMENT COMPANY ACT OF 1940 TO THE REGISTRATION STATEMENT ON FORM N-1A OF THE CALVERT SOCIAL INDEX SERIES, INC. OF OUR REPORT DATED JUNE 27, 2000 ON OUR AUDIT OF THE STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 27, 2000 OF CALVERT SOCIAL INDEX FUND (ONE OF THE PORTFOLIOS COMPRISING THE CALVERT SOCIAL INDEX SERIES, INC.). WE ALSO CONSENT TO THE REFERENCE TO OUR FIRM UNDER THE CAPTION INDEPENDENT ACCOUNTANT AND CUSTODIAN IN THE STATEMENT OF ADDITIONAL INFORMATION.



PRICEWATERHOUSECOOPERS  LLP
BALTIMORE,  MARYLAND
JUNE  28,  2000